Exhibit 32.2

   CERTIFICATION OF CHIEF FINANCIAL OFFICER IN ACCORDANCE WITH SECTION 906 OF
                             THE SARBANES-OXLEY ACT


     In conjunction with the annual report of Sharps Compliance Corp. (the "Company") on Form 10-KSB for the years ended June 30, 2006 and 2005, as filed with the Securities and Exchange Commission on the date hereof, I, David P. Tusa, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that

          (1) The Form 10-KSB report for the years ended June 30, 2006 and 2005, filed with the Securities and Exchange Commission on September 13, 2006, fully complies with the requirements of
               Section 13 (a) or 15(d) of the Securities and Exchange Act of 1934; and

          (2) The information contained in the Form 10-KSB report for the years ended June 30, 2006 and 2005 fairly presents, in all material respects, the financial condition and results of operations of Sharps Compliance Corp.



Date: September 13, 2006

                                        By:  /s/ DAVID P. TUSA

                                        David P. Tusa
                                        Executive Vice President,
                                        Chief Financial Officer,
                                        Business Development and
                                        Corporate Secretary




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